UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) April 24, 2003

AFLAC INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File No. 1-7434

GEORGIA	58-1167100

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia	31999

(Address of principal executive offices)	(Zip Code)

706-323-3431

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses to be acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:

99 - First Quarter Report to Shareholders of AFLAC Incorporated dated April 23, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

     AFLAC Incorporated is providing its First Quarter Report to Shareholders dated April 23, 2003 herein as Exhibit 99 for reporting under Items 9 and 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFLAC INCORPORATED

/s/ Ralph A. Rogers, Jr.	April 24, 2003

(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBITS FILED WITH CURRENT FORM 8-K:

          99 - First Quarter Report to Shareholders of AFLAC Incorporated dated April 23, 2003.